UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2012

Southwest Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Oklahoma	001-34110	73-1136584
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

608 South Main Street, Stillwater, Oklahoma		74074
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	405-372-2230

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2012, the Board of Directors of Southwest Bancorp, Inc., (the "Corporation") unanimously approved amendments to Articles III and VIII of the Corporation’s Bylaws as described below.

Section 2 of Article III was amended to provide for the Board to determine the number of Directors by resolution, rather than by stating the number in the bylaws as previously provided. This section was further amended to provide that, except as required by applicable law, Directors are elected annually for one-year terms, but that if applicable law requires that the Corporation have a classified Board, the Board will be divided into three classes with members of each class to be elected for three-year terms. The Corporation’s Certificate of Incorporation provides that all Directors are elected annually for one-year terms. Oklahoma law, however, currently requires that Oklahoma chartered public companies with 1,000 or more shareholders of record have classified Boards. The Corporation currently has fewer than 1,000 shareholders of record as determined in accordance with United States Securities and Exchange Commission Rule 12g5-1 issued under the Securities Exchange Act of 1934, and believes it is not currently required to have a classified Board.

Section 3 of Article III was amended to require that the Board will hold a regular meeting promptly after the annual meeting of shareholders, rather than immediately after the annual meeting of shareholders as previously provided; and to provide that the location of such meeting may be determined by the Board rather than required to be held at the same location as the annual meeting of shareholders.

Article VIII was amended to provide that the independent public accountants who perform independent audits of the Corporation are appointed by and responsible to the audit committee of the Board of Directors, rather than to the Board generally, as previously provided. This is consistent with the Corporation’s practice.

The above summary is qualified in its entirety by reference to the full text of the Bylaws as Amended, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K. The full text of the Bylaws as Amended is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The disclosure contained in Item 5.03 is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwest Bancorp, Inc.

February 1, 2012	By:	Laura Robertson

Name: Laura Robertson
Title: Executive Vice President, Corporate CFO and Secretary

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Exhibit Index

Exhibit No.	Description

3.2	Bylaws as Amended